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                                                                   EXHIBIT 10.31

Hong Leong Finance Limited
Head Office: 16 Raffles Quay #01-05 Hong Leong Building Singapore 048581 Telephone 6415 9433 Facsimile 6224 6773

[HONG LEONG FINANCE LOGO]

Our Ref : D/TC-SL/GT-jc

                                                          7 JULY 2003

TRIO-TECH INTERNATIONAL PTE LTD
1008 TOA PAYOH NORTH #03-09/18
TOA PAYOH INDUSTRIAL ESTATE
SINGAPORE 318996

Dear Sirs

DEBENTURE LOAN OF S$303,030.00

This Letter superceded the earlier Letter Of Offer dated 19 JUNE 2003.

We are pleased to offer you a loan of S$303,030.00 or 70% of full amount paid to supplier whichever is lower subject to the following terms and conditions:-

Securities           :      Fixed charge over the following:-
                            2 NEW SETS OF BURN-IN SYSTEM (IMTS 7200'S)
                            C/W ACCESSORIES

Amount Financed      :      S$303,030.00 or 70% of full amount paid to supplier
                            whichever is lower

Term                 :      36 months

Interest Rate        :      2.95% flat p.a. with one advance
                            (Effective rate: 5.919% p.a.)

Repayment            :      35 monthly instalments of S$9,163.00 and a final
                            instalment of S$9,143.16. The first instalment is payable upon disbursement of the loan and subsequent instalments on the same day of every successive month

Late Payment         :      5% above the average of the prime lending rates of
Interest On All             the Development Bank of Singapore, the Overseas
Moneys Overdue              Chinese Banking Corporation and the United Overseas
                            Bank on the last day of the preceding month or such other rate as we may decide from time to time

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Page 2
DEBENTURE LOAN OF S$303,030.00
TRIO-TECH INTERNATIONAL PTE LTD                                 7 JULY 2003

Insurance            :      All Risks Policy together with a photocopy of
                            official receipt evidencing premium paid covering the full insurable value of the goods and from an approved insurance company is required in the joint names of Hong Leong Finance Limited as Chargee and you as the Chargor before the release of funds

Legal Cost and       :      All legal costs and expenses incurred by us in
with the                    connection preparation, execution, stamping, filing
Other Expenses              and registration of any document including searches
                            shall be paid by you regardless of whether this contemplated loan is proceeded with or aborted for any reason whatsoever

Special Conditions   :      (1)  We may at our absolute discretion change any of
                                 the terms herein or withdraw this offer if:-

                                 a)  The loan is not drawn within 2 months
                                     from the date hereof

                                 b) There is a material adverse change in the financial position or other circumstances of you or in the value of the security

                                 c) The duplicate copy of this letter is not duly signed and received by us within fourteen (14) days from the date hereof

                            (2) Any Goods and Services Tax (GST) chargeable on the supply of services provided in connection with or incidental to this loan facility, including any GST payable by us on administration fees, inspection fees, processing fees, insurance premiums and other fees or charges shall be paid by you

                            (3) You shall put us on notice if there is any change in your shareholdings or in the composition of your Board of directors

                            (4) We may at our absolute discretion, allow drawdown of the debenture loan before the waivers are obtained

                            (5)  This offer is subject to such further
                                 requirements/documentation as may be deemed necessary by us/our lawyers and to satisfactory finalisation of legal documentation

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Page 3
DEBENTURE LOAN OF S$303,030.00
TRIO-TECH INTERNATIONAL PTE LTD                                  7 JULY 2003

                            (6) Evidence of full payment of the said equipment to be financed and is unencumbered.

This Letter of Offer and the terms and conditions herein, constitutes an arrangement solely between ourselves and cannot be availed to either wholly or in part by any other parties.

Please signify your acceptance of the above terms and conditions of the loan by signing and returning to us the duplicate copy of this letter.

The abovementioned terms upon acceptance by you, shall form an integral part of the loan and no omission will prejudice our rights to enforce all or any terms thereof.

Yours faithfully
HONG LEONG FINANCE LIMITED

/s/ TRACY CHUA                              /s/ GENA TAN
-----------------------                     --------------------
TRACY CHUA                                  GENA TAN
VICE PRESIDENT                              RELATIONSHIP MANAGER
HEAD-SME FINANCING TEAM                     SME FINANCING TEAM
**************************************************************************

I/We, Yong Siew Wai of NRIC No. S0169920/B, for and on behalf of TRIO-TECH INTERNATIONAL PTE LTD accept the above terms and conditions.

SIGN & STAMP:   [TRIO-TECH INTERNATIONAL PTE LTD STAMP]    DATE: AUGUST 7, 2003

                  /s/ Yong Siew Wai
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                  /s/ Victor Ting Hock Ming
                  -------------------------